                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-12

                           Jefferson Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:
       N/A
       -------------------------------------------------------------------------
2)     Aggregate number of securities to which transaction applies:
       N/A
       -------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
       N/A
       -------------------------------------------------------------------------
4)     Proposed maximum aggregate value of transaction:
       N/A
       -------------------------------------------------------------------------
5)     Total Fee paid:
       N/A
       -------------------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
           N/A
           ---------------------------------------------------------------------
       2)  Form, Schedule or Registration Statement No.:
           N/A
           ---------------------------------------------------------------------
       3)  Filing Party:
           N/A
           ---------------------------------------------------------------------
       4)  Date Filed:
           N/A
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



                      [Jefferson Bancshares, Inc. Letterhead]







                                December 1, 2003





Dear Shareholder:

      You are cordially invited to attend the first annual meeting of shareholders of Jefferson Bancshares, Inc. We will hold the meeting in the Independence Room of Jefferson Federal Bank at 120 Evans Avenue, Morristown, Tennessee, on Thursday, January 8, 2004 at 2:00 p.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Craine, Thompson & Jones, P.C., the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Anderson L. Smith

                                    Anderson L. Smith
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           JEFFERSON BANCSHARES, INC.
                                120 EVANS AVENUE
                           MORRISTOWN, TENNESSEE 37814
                                 (423) 586-8421

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


      On Thursday, January 8, 2004, Jefferson Bancshares, Inc. will hold its annual meeting of shareholders in the Independence Room of Jefferson Federal Bank at 120 Evans Avenue, Morristown, Tennessee. The meeting will begin at 2:00 p.m., local time. At the meeting, shareholders will consider and act on the following:

      1. The election of two directors to serve for a term of one year, two directors to serve for a term of two years and three directors to serve for a term of three years;

      2. The approval of the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan;

      3. The ratification of the appointment of Craine, Thompson & Jones, P.C. as independent auditors for the Company for the fiscal year ending June 30, 2004; and

      4.    Such other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      The Board of Directors set November 13, 2003 as the record date for the meeting. This means that owners of Jefferson Bancshares, Inc. common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Jane P. Hutton

                                Jane P. Hutton
                                CORPORATE SECRETARY

Morristown, Tennessee
December 1, 2003

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           JEFFERSON BANCSHARES, INC.
                       ----------------------------------

                                 PROXY STATEMENT
                       ----------------------------------


      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Jefferson Bancshares, Inc. ("Jefferson Bancshares" or the "Company") to be used at the annual meeting of shareholders of the Company. Jefferson Bancshares is the holding company for Jefferson Federal Bank ("Jefferson Federal"). The annual meeting will be held in the Independence Room of Jefferson Federal at 120 Evans Avenue, Morristown, Tennessee on Thursday, January 8, 2004, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders of record on or about December 1, 2003.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE AT THE MEETING

      You are entitled to vote your Jefferson Bancshares common stock if the records of the Company show that you held your shares as of the close of business on November 13, 2003. As of the close of business on November 13, 2003, a total of 8,385,517 shares of Jefferson Bancshares common stock were outstanding. Each share of common stock has one vote. The Company's Charter provides that record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

      If you are a beneficial owner of Jefferson Bancshares common stock held by a broker, bank or other nominee (I.E., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Jefferson Bancshares common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

      The annual meeting will be held only if there is a quorum present. A quorum exists if a majority of the outstanding shares of common stock entitled to vote are represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting to approve the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan and the ratification of the appointment of Craine, Thompson & Jones, P.C. as independent auditors of the Company, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The approval of the 2004 Stock-Based Incentive Plan and the ratification of the selection of Craine, Thompson & Jones, P.C. as the Company's independent auditor will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On these matters, abstentions and broker non-votes will have no effect on the voting.

VOTING BY PROXY

      The Board of Directors of Jefferson Bancshares is sending you this proxy statement for the purpose of requesting that you allow your shares of Jefferson Bancshares common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Jefferson Bancshares common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR, FOR APPROVAL OF THE JEFFERSON BANCSHARES, INC. 2004 STOCK-BASED INCENTIVE PLAN AND FOR RATIFICATION OF CRAINE, THOMPSON & JONES, P.C. AS INDEPENDENT AUDITORS.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Jefferson Bancshares common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.

      If your Jefferson Bancshares common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT OUR PROXY SOLICITOR, REGAN & ASSOCIATES, AT (800) 737-3426.

PARTICIPANTS IN JEFFERSON FEDERAL'S ESOP AND 401(K) PLAN

      If you participate in the Jefferson Federal Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Jefferson Federal Savings Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"), you will receive a voting instruction form for each plan that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Jefferson Bancshares, Inc. Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is December 31, 2003.

                              CORPORATE GOVERNANCE

GENERAL

      The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

CORPORATE GOVERNANCE POLICIES AND PROCEDURES

      Jefferson Bancshares has adopted a corporate governance policy to govern certain activities. The corporate governance policy sets forth:

      (1)   the duties and responsibilities of each director;

      (2) the composition, responsibilities and operation of the board of directors;

      (3)   the establishment and operation of board committees;

      (4)   succession planning;

      (5) appointing an independent lead director and convening executive sessions of independent directors;

      (6) the Board of Directors' interaction with management and third parties; and

      (7) the evaluation of the performance of the Board of Directors and of the chief executive officer.

CODE OF ETHICS AND BUSINESS CONDUCT

      The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

      As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

MEETINGS OF THE BOARD OF DIRECTORS

      The Company and Jefferson Federal conduct business through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended June 30, 2003, the Board of Directors of the Company held one (1) regular meeting and one (1) special meetings and the Board of Directors of Jefferson Federal held twelve (12) regular meetings and seven (7) special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS OF JEFFERSON BANCSHARES

      AUDIT/COMPLIANCE COMMITTEE. The Audit/Compliance Committee, consisting of Messrs. Jack E. Campbell (Chairman), Terry M. Brimer and William T. Hale, is responsible for ensuring that Jefferson Bancshares is maintaining reliable accounting policies and financial reporting processes, ensuring that the internal auditing department is adequate, and reviewing the work of Jefferson Bancshares' independent accountants and internal auditing department to determine its effectiveness. This committee met five (5) times during the fiscal year ended June 30, 2003. The Audit/Compliance Committee charter is attached to this proxy statement as Appendix B.

      COMPENSATION COMMITTEE. The Compensation Committee, consisting of Messrs. Terry M. Brimer (Chairman), Jack E. Campbell and John F. McCrary, Jr. is responsible for determining annual grade and salary levels for employees and establishing personnel policies. This committee met four (4) times during the fiscal year ended June 30, 2003.

      NOMINATING COMMITTEE. The Nominating Committee, consisting of Messrs. H. Scott Reams (Chairman), Terry M. Brimer, Jack E. Campbell, William T. Hale and William F. Young, is responsible for the annual selection of management's nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to Jefferson Bancshares' corporate governance policy. This committee met once to select management's nominees for election as directors at this annual meeting.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Jefferson Federal pays a fee to each of its directors of $800 per month for each regular board meeting attended plus a fee of $200 for attendance at special meetings of the board. The Chairman receives an additional fee of $1,000 per month. Members of committees receive an additional fee of $100 per meeting attended. Directors of Jefferson Bancshares receive a retainer of $1,000 per quarter.

                                 STOCK OWNERSHIP

      The following table provides information as of November 13, 2003 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.


                                                           PERCENT OF
                                         NUMBER OF        COMMON STOCK
NAME AND ADDRES                          SHARES OWNED      OUTSTANDING
--------------                           ----------       -----------

Jefferson Federal Bank                    670,089            8.0%
Employee Stock Ownership Plan
120 Evans Avenue
Morristown, Tennessee 37814

      The following table provides information as of November 13, 2003 about the shares of Jefferson Bancshares common stock that may be considered to be beneficially owned by each director, each nominee for director and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.


                                                              NUMBER OF SHARES        PERCENT OF
                                             NUMBER OF      THAT MAY BE ACQUIRED       COMMON
                                           SHARES OWNED        WITHIN 60 DAYS BY       STOCK
NAME                                    (EXCLUDING OPTIONS)  EXERCISING OPTIONS     OUTSTANDING(1)
-----                                   -------------------  -------------------    --------------
Dr. Terry M. Brimer.............            95,028(2)             6,399                 1.2%
Dr. Jack E. Campbell............            56,808(3)             6,399                   *
William T. Hale.................            82,964(4)             4,266                 1.0
John F. McCrary, Jr.............           147,950                 -   (5)               -
H. Scott Reams..................            98,747(6)             6,399                 1.3
Anderson L. Smith...............            28,875(7)            10,665                   *
William F. Young................            82,107(8)             4,266                 1.0
All directors and executive officers
   as a group (10 persons)......           629,421               53,325                 8.1%

---------------------
* Less than 1% of the shares of the Company common stock outstanding.

(1) Based on 8,385,517 shares of Company common stock outstanding and entitled to vote as of the close of business on November 13, 2003, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising stock options.
(2) Includes 17,469 shares held jointly with his wife, 36,500 shares held by his wife and 2,000 shares held by his son.
(3) Includes 54,249 shares held jointly with his wife.
(4) Includes 25,000 shares held by his wife.
(5) Mr. McCrary exercised his options to purchase 6,399 shares of common stock on November 6, 2003.
(6) Includes 80,138 shares held jointly with his wife, 12,500 shares held by 401(k), 1,500 shares held by IRA and 2,050 shares held by his wife.
(7) Includes 10,853 shares held jointly with his wife, 2,314 shares held by 401(k) and 15,000 shares held by IRA.
(8) Includes 22,370 shares held by his wife, 14,180 shares held by his wife's IRA and 16,077 shares held by IRA.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Board of Directors consists of seven members. All of the directors are independent under the current listing standards of the Nasdaq Stock Market, Inc., except for Mr. Smith and Mr. McCrary. Mr Smith is not independent because he is an employee of Jefferson Bancshares and Jefferson Federal and Mr. McCrary is not independent because he receives a salary from Jefferson Bancshares and Jefferson Federal for his service as Chairman of the Board of Directors. Pursuant to Tennessee law, all seven directors will be elected at the annual meeting to serve for a one, two or three- year term, or until their respective successors have been elected and qualified. The nominees to serve for a one-year term, or until their respective successors have been elected and qualified, are Dr. Terry M. Brimer and H. Scott Reams. The nominees for election to serve for a two-year term, or until their respective successors have been elected and qualified, are William T. Hale and John F. McCrary, Jr. The nominees to serve for a three-year term, or until their respective successors have been elected and qualified, are Dr. Jack E. Campbell, Anderson
L. Smith and William F. Young. All of the nominees are currently directors of the Company and Jefferson Federal. Following the election of directors at the annual meeting, the Board will be divided into three classes with three-year staggered terms, with one-third of the directors elected each year.

      The Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

      Information regarding the nominees for election at the annual meeting is provided below. Unless otherwise stated, each nominee has held his current occupation for the last five years. The age indicated for each individual is as of June 30, 2003. The indicated period of service as a director includes service as a director of Jefferson Federal. There are no family relationships among directors or executive officers of Jefferson Bancshares.

BOARD NOMINEES FOR ELECTION OF DIRECTOR

      DR. TERRY M. BRIMER is the President and majority owner of Midtown Drug Company, Morristown, Tennessee. Age 56. Director since 1977.

      H. SCOTT REAMS is a Partner in the law firm of Taylor, Reams, Tilson and Harrison of Morristown, Tennessee. Age 55. Director since 1982.

      WILLIAM T. HALE is the Executive Vice President and General Manager of PFG-Hale, Inc., a wholesale food distributor. Age 52. Director since 2000.

      JOHN F. MCCRARY, JR. is Chairman of the Board of Directors of Jefferson Bancshares and Jefferson Federal. Mr. McCrary is a real estate broker and part owner of Masengill-McCrary Realtors Company and Masengill-McCrary-Gregg Company, an insurance agency, both located in Morristown, Tennessee. Age 78. Director since 1963.

      ANDERSON L. SMITH has served as the President and Chief Executive Officer of Jefferson Federal and Jefferson Bancshares since January 2002 and March 2003, respectively. Prior to joining Jefferson Federal, Mr. Smith was President, Consumer Financial Services - East Tennessee Metro, First Tennessee Bank National Association. Age 55. Director since 2002.

      DR. JACK E. CAMPBELL is the President of Walters State Community College, Morristown, Tennessee. Age 65. Director since 1979.

      WILLIAM F. YOUNG is the President and Chief Executive Officer of Young's Furniture Manufacturing Company, Inc., of Whitesburg, Tennessee. Age 64. Director since 2000.

        PROPOSAL 2 -- RATIFICATION OF THE JEFFERSON BANCSHARES, INC. 2004
                           STOCK-BASED INCENTIVE PLAN

      The Board of Directors of the Company is presenting for shareholder approval the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan (the "Incentive Plan"), in the form attached to this proxy statement as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and Jefferson Federal with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other shareholders' concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan attached to this proxy statement as Appendix A.

GENERAL

      The plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock. Subject to certain adjustments to prevent dilution of awards to participants, the number of shares of common stock reserved for awards under the Incentive Plan is 978,250 shares of Jefferson Bancshares common stock, consisting of 698,750 shares reserved for stock options and 279,500 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the Incentive Plan. The Incentive Plan is administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the Incentive Plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing shareholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or Jefferson Federal, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the Incentive Plan.

TYPES OF AWARDS

      GENERAL. The Incentive Plan authorizes the grant of awards in the form of:
(1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options that provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options that do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options;" and (3) grants of restricted shares of stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

      OPTIONS. Subject to the terms of the Incentive Plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any combination of cash and common stock. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from the date of grant for a 10% owner with respect to incentive stock options).

      All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

      Unless otherwise determined by the Committee, upon termination of an option holder's services for any reason other than death, disability or termination for cause, all then exercisable options will remain exercisable for a period of time following termination (three months in the case of termination from service in general and one year in the cases of death, disability or retirement) and all unexercisable options will be canceled. In the event of the death or disability of an option holder, all unexercisable options held by the option holder will become fully exercisable and remain exercisable. In the event of a change in control, all unvested options become fully vested and remain exercisable for the term of the option regardless of termination of employment or service. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. Unless otherwise determined by the Committee, in the event of a participant's retirement, the participant may exercise only those stock options that were immediately exercisable by the participant at the date of retirement and only for a period of one year from the date of retirement or, if sooner, until the expiration of the term of the stock option.

      Under current generally accepted accounting principles, compensation expense is generally not recognized with respect to the granting of stock options.

      RESTRICTED STOCK AWARDS. Subject to the terms of the plan, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied prior to vesting.

      Stock award recipients may also receive amounts of cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock regardless of vesting. In addition, prior to vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

      Unless otherwise determined by the Committee, upon termination of the services of a holder of a stock award for any reason other than death, disability, retirement or termination for cause, all the holder's rights in unvested restricted stock awards will be canceled. In the event of the death or disability of the holder of the stock award or upon the occurrence of a change in control, all unvested restricted stock awards held by such individual will become fully vested. In the event of termination for cause of a holder of a stock award, all unvested stock awards held by such individual will be canceled. Unless otherwise determined by the Committee, in the event of a participant's retirement, any stock awards in which the participant has not become vested as of the date of retirement shall be forfeited and any rights the participant had to such unvested stock awards shall become null and void.

TAX TREATMENT

      OPTIONS. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

      In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

      RESTRICTED STOCK AWARDS. When shares of common stock, as restricted stock awards, are distributed upon vesting, the recipient recognizes ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends on such shares.

ALTERNATE OPTION PAYMENTS

      Subject to the terms of the Incentive Plan, the Committee has discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the award agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. Any shares of common stock tendered in payment of the exercise price of an option will be valued at the fair market value of the common stock on the date prior to the date of exercise.

AMENDMENTS

      Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

ADJUSTMENTS

      In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, any adjustment shall be subject to required approval by the Office of Thrift Supervision. All awards under this plan will be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

      Unless determined otherwise by the Committee, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company's equity compensation plans as of June 30, 2003. The Company does not maintain any equity compensation plans that have not been approved by shareholders.


                        NUMBER OF SECURITIES         WEIGHTED-AVERAGE        NUMBER OF SECURITIES
                          TO BE ISSUED UPON            EXERCISE PRICE OF      REMAINING AVAILABLE
                       EXERCISE OF OUTSTANDING      OUTSTANDING OPTIONS,      FOR FUTURE ISSUANCE
                        OPTIONS, WARRANTS AND        WARRANTS AND RIGHTS          UNDER EQUITY
                              RIGHTS                                              COMPENSATION
                                                                                PLANS (EXCLUDING
                                                                            SECURITIES REFLECTED IN
                                                                                  COLUMN (A))

PLAN CATEGORY                    (A)                       (B)                         (C)
-----------------      -----------------------      ---------------------   ------------------------
EQUITY COMPENSATION
PLANS APPROVED BY
SECURITY HOLDERS                70,389                     $4.07                         -

EQUITY COMPENSATION
PLANS NOT APPROVED BY
SECURITY HOLDERS                  -                           -                          -

TOTAL                           70,389                     $4.07                         -


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE JEFFERSON BANCSHARES, INC. 2004 STOCK-BASED INCENTIVE PLAN.

                     PROPOSAL 3 -- RATIFICATION OF AUDITORS

      The Audit/Compliance Committee of the Board of Directors has appointed Craine, Thompson & Jones, P.C. to be the Company's independent auditors for the 2004 fiscal year, subject to ratification by shareholders. A representative of Craine, Thompson & Jones, P.C. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit/Compliance Committee will consider other independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

AUDIT FEES

      The following table sets forth the fees billed to the Company for the fiscal year ending June 30, 2003 by Craine, Thompson & Jones, P.C.:


                                          2003            2002
                                         -------        --------

        Audit fees ......................$29,915        $31,340
        Audit Related Fees...............$     -        $     -
        Tax fees (1).....................$ 4,470        $ 2,600
        All other fees (2)               $72,563        $     -
        -----------------------------------
      (1) Consists of tax filing and tax related compliance and other advisory services.
      (2) Includes fees for assistance with securities filings other than periodic reports, services related to the conversion of Jefferson Federal from the mutual holding company to the stock holding company form of organization and other services.

      The Audit/Compliance Committee believes that the provision of non-audit services by Craine, Thompson & Jones, P.C. are compatible with maintaining Craine, Thompson & Jones, P.C.'s independence.

REPORT OF THE AUDIT/COMPLIANCE COMMITTEE

      The Audit/Compliance Committee of the Company's Board of Directors is comprised of three (3) non-employee directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix B. The Board of Directors has determined that each Audit/Compliance Committee member is independent in accordance with the listing standards of the Nasdaq Stock Market, Inc.

      The Company's management is responsible for the Company's internal control over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principals. The Audit/Compliance Committee oversees the Company's internal control over financial reporting on behalf of the Board of Directors.

      In this context, the Audit/Compliance Committee has met and held discussions with management and the independent auditors. Management represented to the Audit/Compliance Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit/Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit/Compliance Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      In addition, the Audit/Compliance Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1

(Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit/Compliance Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit/Compliance Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit/Compliance Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting process.

      In performing all of these functions, the Audit/Compliance Committee acts only in an oversight capacity. In its oversight role, the Audit/Compliance Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit/Compliance Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit/Compliance Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit/Compliance Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003 for filing with the Securities and Exchange Commission. The Audit/Compliance Committee has appointed, subject to shareholder ratification, the selection of the Company's independent auditors for the fiscal year ended June 30, 2004.

            THE AUDIT/COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS
                          OF JEFFERSON BANCSHARES, INC.

                         DR. JACK E. CAMPBELL (CHAIRMAN)
                               DR. TERRY M. BRIMER
                                 WILLIAM T. HALE

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following information is furnished for Mr. Anderson L. Smith, our current President and Chief Executive Officer. No other executive officers of Jefferson Federal or the Company received a salary and bonus of $100,000 or more during the year ended June 30, 2003.



                                                                   LONG-TERM COMPENSATION
                                  ANNUAL COMPENSATION(1)                   AWARDS
                        -----------------------------------------  -----------------------
                                                       OTHER      RESTRICTED   SECURITIES
                                                       ANNUAL       STOCK      UNDERLYING    ALL OTHER
NAME AND PRINCIPAL      FISCAL  SALARY      BONUS   COMPENSATION    AWARDS       OPTIONS    COMPENSATION
     POSITIONS          YEAR    ($)          ($)      ($)(1)         ($)          (#)           ($)
-------------------     -----   ------     -------  ------------- -----------  ----------   ------------
Anderson L. Smith.....  2003    $165,000  $104,750  $16,000        $    -        $     -     $19,891(4)
   President and Chief  2002     120,577         -    7,000         3,674(3)      10,665      82,325
   Executive Officer

----------------------------------
(1) Represents Board of Directors' fees.
(2) Amount differs from that reported in the Company's Annual Report on Form 10-K as a result of the inclusion of bonus payments made in August 2003 that were earned with respect to the year ended June 30, 2003.
(3) The dollar amount represents the market value of 708 shares on the date of grant. The stock award was vested on the date of grant.
(4) Includes life, medical and dental insurance premiums that Jefferson Federal paid on his behalf of $4,291, automobile allowance of $12,000, and taxable fringe benefits of $3,600.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUE AT FISCAL YEAR END

      The following table provides for Mr. Smith information regarding the exercise of options during the year ended June 30, 2003 and unexercised stock options as of June 30, 2003.


                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                              UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
NAME                    SHARES     DOLLAR            OPTIONS                 AT FISCAL YEAR END(1)
----                   ACQUIRED    VALUE      --------------------------   -------------------------
                      ON EXECISE  REALIZED    EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
                      ----------  --------    -----------  -------------   -----------  -------------
Anderson L. Smith....      -         -           10,665         -           $65,910          -

-----------------------------------
(1) Value of unexercised in-the-money stock options equals the market value ($11.37) of shares covered by in-the-money options on June 30, 2003 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price of $5.19.


      EMPLOYMENT AGREEMENT. Effective June 25, 2003, Anderson L. Smith entered into a three-year employment agreement with Jefferson Federal and Jefferson Bancshares. Under the employment agreement, the base salary for Mr. Smith is $165,000, which amount may be increased at the discretion of the Board of Directors. The employment agreement provides Mr. Smith with a bonus program that enables him to earn up to 50% of his base salary, on an annual basis. The amount of the bonus is determined by specific performance standards and a formula agreed to by Mr. Smith and Jefferson

Federal annually. Commencing on the first year anniversary date of the employment agreement, and continuing on each anniversary thereafter, the disinterested members of the Board of Directors may extend the agreement for an additional year so that the remaining term of the agreement is 36 months, unless Mr. Smith gives notice of termination. The agreement is terminable by Jefferson Federal or Jefferson Bancshares at any time, with or without cause, and by Mr. Smith at any time, with or without cause, or for Good Reason (as defined in the employment agreement). If Mr. Smith is terminated from employment without cause or he elects to terminate the agreement following an event constituting Good Reason, Jefferson Federal would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

      The employment agreement also provides for severance payments and other benefits in the event Mr. Smith is terminated without cause or he elects to terminate the agreement with Good Reason in connection with any change in control of Jefferson Bancshares or Jefferson Federal. The maximum present value of the severance benefits under the employment agreement is 2.99 times Mr. Smith's annual compensation during the five-year period preceding the effective date of the change in control ("base amount"). The employment agreement provides that the value of the maximum benefit is to be distributed in the form of a lump sum cash payment within ten calendar days of the termination of Mr. Smith's employment. Also, upon such event, Mr. Smith is entitled to receive, for a 36-month period following the termination of his employment, any employee benefits in which he participated. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and we would not be entitled to deduct such amount.

      The employment agreement restricts Mr. Smith's right to compete against us for a period of two years from the date of termination of the agreement.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM. We maintain the Jefferson Federal Supplemental Executive Retirement plan to provide for supplemental retirement benefits with respect to the ESOP. The plan provides participating executives with benefits otherwise limited by other provisions of the Internal Revenue Code or the terms of the ESOP loan. Specifically, the plan provides benefits to eligible individuals (those designated by our Board of Directors) that cannot be provided under the ESOP as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the ESOP but for such limitations. In addition to providing for benefits lost under tax-qualified plans as a result of limitations imposed by the Internal Revenue Code, the plan provides supplemental benefits to designated individuals upon a change of control before the complete scheduled repayment of the ESOP loan. Generally, upon such an event, the supplemental executive retirement plan will provide the individual with a benefit equal to what the individual would have received under the ESOP had he or she remained employed throughout the term of the ESOP loan less the benefits actually provided under the ESOP on behalf of such individual. An individual's benefits under the supplemental executive retirement plan generally become payable upon the change in control of Jefferson Federal or Jefferson Bancshares. The plan provides for Mr. Smith's participation. The Board of Directors may designate other officers as participants in future years.

      We may utilize a grantor trust in connection with the supplemental executive retirement plan in order to set aside funds that can be used to ultimately pay benefits under the plan. The assets of the grantor trust would be subject to the claims of our general creditors in the event of our insolvency until paid to the individual according to the terms of the supplemental executive retirement plan.

REPORT OF THE COMPENSATION COMMITTEE

      The following is a report of the Compensation Committee of the Board of Directors regarding executive compensation.

COMPENSATION POLICIES

      The Compensation Committee bases its executive compensation policy on the same principles that guide the Company in establishing all of its compensation programs. The Company designs programs to attract, retain and motivate highly talented individuals at all levels of the organization while balancing the interests of stockholders. The compensation program for executives consists of three key elements:
              o     Annual base salary;
              o     Performance based annual bonus; and
              o     Long-term stock incentive compensation.

      In 2003, the board of directors approved the 2004 stock-based incentive plan, which is to be approved by shareholders at the Annual Meeting.

COMPONENTS OF EXECUTIVE COMPENSATION

      BASE SALARY. Salary levels for all employees, including executive officers, are set so as to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company's market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for a given position. The Compensation Committee utilizes the Compensation Survey and the Salary and Benefits Survey compiled by the America's Community Bankers and the Tennessee Bankers Association, respectively, as well as other surveys prepared by trade groups and independent benefits consultants. Base salaries for all employees, including the executive officers, are reviewed annually by the Compensation Committee, which takes into account the competitive level of pay as reflected in the surveys consulted. In setting base salaries, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered subjectively in the aggregate and none of the factors is accorded a specific weight.

      BONUS. During fiscal 2003, bonuses were awarded to executive officers based on the Compensation Committee's recognition of the individual contributions made by executive officers that enabled the Company to perform well both financially and operationally despite the very difficult economic environment and based on competitive levels of compensation at similar companies. Cash bonuses are paid pursuant to a Management Incentive Plan which focuses on components such as asset quality, financial performance and strategy. Goals are weighted differently at each level.

     LONG-TERM INCENTIVE COMPENSATION. Under the Company's 1995 Jefferson Federal Savings and Loan Association Stock Option Plan (the "1995 Stock Option Plan"), 1995 Management

Recognition and Development Plan, and 2004 Stock-Based Incentive Plan, the Compensation Committee is authorized, in its discretion, to grant stock options and restricted stock awards in such proportions and upon such terms and conditions as the Compensation Committee may determine, subject to regulatory limits. All stock options granted have an exercise price equal to the fair market value of the Company's common stock at the time of grant and are exercisable within a ten-year period. In order to assure the retention of high level executives and to tie the compensation of those executives to the creation of long term value for stockholders, the Compensation Committee requires that stock options granted under the 1995 Stock Option Plan vest proportionately over a five-year period. It is anticipated that awards under the 2004 Stock-Based Incentive Plan will be made on similar terms.

      The awards of restricted stock to executive officers and other key employees represent shares of Jefferson Bancshares common stock that the recipient cannot sell or otherwise transfer until the applicable restriction period lapses. Restricted stock awards are also intended to increase the ownership of executives in the Company, thereby further integrating the compensation of the executive with the creation of long term value for stockholders. The Compensation Committee has provided that restricted stock awards granted under the 1995 Management Recognition and Development Plan vest in equal portions over five years. It is anticipated that awards under the 2004 Stock-Based Incentive Plan will be made on similar terms.

ANDERSON L. SMITH - CHIEF EXECUTIVE OFFICER COMPENSATION

      Jefferson Federal and Mr. Smith entered into an employment agreement effective June 25, 2003. The terms of Mr. Smith's employment agreement are set forth under "Executive Compensation" in this proxy statement. In determining Mr. Smith's cash compensation for fiscal 2003, the board focused on the Company's financial performance during the year, the number of initiatives begun, expanded or completed by the Company since Mr. Smith's employment began, competitive levels of compensation for CEOs managing operations of similar size, complexity and performance level and the importance of retaining a President and Chief Executive Officer with the strategic, financial and leadership skills to ensure the Company's continued growth into the foreseeable future. Under the Management Incentive Plan adopted for the year ended December 31, 2002, Mr. Smith was eligible for a maximum cash bonus of 50% of his base salary. In February 2003, Mr. Smith received approximately 77% of his maximum payout, or $63,500. Additionally, under the Management Incentive Plan adopted for the six months ended June 30, 2003, Mr. Smith was eligible for a maximum payout of $41,250, which he received in August 2003. The Committee believes that Mr. Smith's total compensation package for 2003 will be slightly above the median of total compensation for CEOs in the peer group, based on data obtained via the 2003 Tennessee Bankers Association Salary and Benefits Survey and the America's Community Bankers Compensation Survey.

              The Compensation Committee of the Board of Directors
                             of Jefferson Bancshares

                         Dr. Terry M. Brimer (Chairman)
                              Dr. Jack E. Campbell
                              John F. McCrary, Jr.

                              PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return on Jefferson Bancshares common stock with the cumulative total return on the Nasdaq Index (U.S. Companies) and with the SNL Thrift Index. Total return assumes the reinvestment of all dividends.




                               [GRAPHIC OMITTED]





                                                 PERIOD ENDING
                                   ---------------------------------------------
                                 6/30/98 6/30/99 6/30/00 6/30/01 6/30/02 6/30/03
                                 ------- ------  ------  ------- ------  ------

Jefferson Bancshares, Inc......  $100.00 $ 56.67 $ 47.82 $ 47.46 $100.00 $160.52
NASDAQ - Total US..............   100.00  143.67  212.43  159.39   78.60   87.64
SNL NASDAQ Thrift Index........   100.00   86.56   68.02  110.49  150.29  177.20

      THE REPORT OF THE AUDIT/COMPLIANCE COMMITTEE, THE REPORT OF THE COMPENSATION COMMITTEE, AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on the Company's review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with the applicable reporting requirements for transactions in the Company's common stock during the year ended June 30, 2003.

TRANSACTIONS WITH MANAGEMENT

      LOANS TO OFFICERS AND DIRECTORS. The recently enacted Sarbanes-Oxley Act generally prohibits loans by Jefferson Bancshares to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Jefferson Federal to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Jefferson Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit Jefferson Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Jefferson Federal has adopted a policy of offering employees residential mortgage loans at a discount of 1/2% to published rates and personal consumer loans at a discount of 1% to published rates. Jefferson Federal gives employees a discount of 50% on closing fees.

      In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Jefferson Federal's capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

      The aggregate amount of loans by Jefferson Federal to its executive officers and directors was $893,000 at June 30, 2003, or approximately .91% of stockholders' equity at June 30, 2003. These loans were performing according to their original terms at June 30, 2003.

      OTHER TRANSACTIONS. H. Scott Reams is a partner in the law firm of Taylor, Reams, Tilson & Harrison of Morristown, Tennessee. We pay a monthly retainer of $500 to the law firm. In fiscal 2003, Jefferson Federal paid a total of $41,978 in legal fees to Mr. Reams' firm. John F. McCrary, Jr. is part owner of Masengill-McCrary-Gregg Company, from which we purchase insurance. For the fiscal year ended June 30, 2003, we paid approximately $9,725 in current and pre-paid premiums to Masengill- McCrary-Gregg Company. We believe that the fees paid to Mr. Reams' and Mr. McCrary's firms were based on normal terms and conditions as would apply to other clients of the firms.

           SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

      The Company must receive proposals that shareholders seek to include in the proxy statement for the Company's next annual meeting no later than August 3, 2004. If next year's annual meeting is held on a date more than 30 calendar days from January 8, 2005, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 days prior to the date of the annual meeting; however, if less than 100 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date. A copy of the Bylaws may be obtained from the Company.

                                  MISCELLANEOUS

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Jefferson Bancshares common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. Regan & Associates, a proxy solicitation firm, will be paid a fee of $4,500, plus out of pocket expenses to assist the Company.

      The Company's Annual Report to Shareholders has been mailed to persons who were shareholders as of the close of business on November 13, 2003. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED JUNE 30, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO PERSONS WHO WERE SHAREHOLDERS AS OF THE CLOSE OF BUSINESS ON NOVEMBER 13, 2003 UPON WRITTEN REQUEST TO JANE P. HUTTON, CORPORATE SECRETARY, JEFFERSON BANCSHARES, INC., 120 EVANS AVENUE, MORRISTOWN, TENNESSEE 37814.

      If you and others who share your address own your shares in "street name," your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in "street name" and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Jane P. Hutton

                              Jane P. Hutton
                              CORPORATE SECRETARY


Morristown, Tennessee
December 1, 2003

                                                                      APPENDIX A


                           JEFFERSON BANCSHARES, INC.
                         2004 STOCK-BASED INCENTIVE PLAN

1.    DEFINITIONS.
      ------------

      (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

      (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

      (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

      (d) "Bank" means Jefferson Federal Bank, a federally-chartered savings bank.

      (e) "Board of Directors" means the board of directors of the Holding Company.

      (f) "Change in Control" shall be deemed to occur, for purposes of this Plan, on the earliest of:

         (i) Merger: The Holding Company merges into or consolidates with another corporation, or merges another corporation into the Holding Company, and as a result less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Holding Company immediately before the merger or consolidation;

         (ii) Acquisition of Significant Share Ownership: a report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Holding Company's voting securities, but this clause (ii) shall not apply to beneficial ownership of Holding Company voting shares held in a fiduciary capacity by an entity of which the Holding Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities;

         (iii) Change in Board Composition: during any period of two consecutive years, individuals who constitute the Holding Company's Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Holding Company's Board of Directors; provided, however, that for purposes of this clause (iii) each director who is first elected by the board (or first nominated by the board for election by stockholders) by a vote of at least two-thirds of the directors who were directors at the beginning of the period shall be deemed to have been a director at the beginning of the two-year period; or

            (iv) Sale of Assets: Holding Company sells to a third party all or substantially all of the Holding Company's assets.

      (g)   "Code" means the Internal Revenue Code of 1986, as amended.

      (h) "Committee" means the Board of Directors or a committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

      (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

      (j)   "Date of Grant" means the effective date of an Award.

      (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or the Bank.

      (l) "Effective Date" means the date that Plan is approved by shareholders.

      (m) "Employee" means any person employed by the Holding Company or the Bank. Directors who are employed by the Holding Company or the Bank shall be considered Employees under the Plan.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

      (p) "Fair Market Value" means the market price of Common Stock, Determined by the Committee as follows:

            (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

            (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

            (iii) If neither of the foregoing provisions is applicable, then the
                  Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall
                                                                     --------
                  Street Journal. The Committee's determination of Fair Market
                  --------------
                  Value shall be conclusive and binding on all persons.

      (q) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

      (r) "Holding Company" means Jefferson Bancshares, Inc., a Tennessee corporation.

      (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

      (t)   "Option" means an Incentive Stock Option or Non-Statutory Stock
Option.

      (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or the Bank who is not also an Employee of the Holding Company or the Bank.

      (v)   "Participant" means any person who holds an outstanding Award.

      (w) "Plan" means this Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan.

      (x) "Retirement" with respect to an Employee Participant means termination of employment (other than a Termination for Cause) upon or after attaining age 59 1/2. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Bank. With respect to an Outside Director Participant, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates (other than a Termination for Cause), except that an Outside Director Participant shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus.

      (y)   "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

      (z) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

      (aa) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

      (bb) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.    ADMINISTRATION.
      --------------

      (a) The Committee shall administer the Plan. The Committee shall consist of the Board of Directors of the Holding Company in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or the Bank who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act.

      (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or the Bank and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

      (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan.

3.    TYPES OF AWARDS.
      ---------------

      The following Awards may be granted under the Plan:

      (a)   Non-Statutory Stock Options.
      (b)   Incentive Stock Options.
      (c)   Stock Awards.

4.    STOCK SUBJECT TO THE PLAN.
      -------------------------

      Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Awards under the Plan is 978,250. Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 698,750. The number of the shares reserved for Stock Awards is 279,500. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.    ELIGIBILITY.
      -----------

      Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.    NON-STATUTORY STOCK OPTIONS.
      ---------------------------

      The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a)   Exercise Price. The Committee shall determine the Exercise Price of
            --------------
            each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b)   Terms of Non-Statutory Stock Options. The Committee shall determine
            ------------------------------------
            the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

      (c)   Non-Transferability. Unless otherwise determined by the Committee in
            -------------------
            accordance with this Section 6(c), an individual may not transfer, assign, hypothecate, or dispose of a Non-Statutory Stock Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

      (i) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

      (ii) for no consideration to: (1) any member of the individual's Immediate Family; (2) a trust solely for the benefit of members of the individual's Immediate Family; (3) any partnership whose only partners are members of the individual's Immediate Family; or (4) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family; or

      (iii) a transfer to the Jefferson Federal Foundation.

      For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, an individual's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to approve the transfer or assignment of any Non-Statutory Stock Option, in whole or in part. Receipt of the Committee's approval to transfer or assign a Non-Statutory Stock Option, in whole or in part, does not mean that the Committee must approve a transfer or assignment of any other Non-Statutory Stock Option, or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all terms and conditions applicable to the Option immediately prior to transfer or assignment, and shall remain subject to any other conditions proscribed by the Committee with respect to the Option.

      (d)  Termination of Employment or Service (General). Unless otherwise
           ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination or, if sooner, until the expiration of the term of the Option.

      (e)  Termination of Employment or Service (Retirement). In the event of a
           -------------------------------------------------
Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; PROVIDED, HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement the Participant is immediately engaged in by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus.

      (f)  Termination of Employment or Service (Disability or Death). Unless
           ----------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

      (g)  Termination of Employment or Service (Termination for Cause). Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (h)  Acceleration Upon a Change in Control. Upon a Change in Control, all
           -------------------------------------
Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Option, regardless of whether the Participant is employed or in service with the Bank or the Holding Company.

      (i)  Payment. Payment due to a Participant upon the exercise of a
           -------
Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

7.    INCENTIVE STOCK OPTIONS.
      -----------------------

      The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a)  Exercise Price. The Committee shall determine the Exercise Price of
           --------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; PROVIDED, HOWEVER, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b)  Amounts of Incentive Stock Options. To the extent the aggregate Fair
           ----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

      (c)  Terms of Incentive Stock Options. The Committee shall determine the
           --------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; PROVIDED, HOWEVER, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

      (d)  Non-Transferability. No Incentive Stock Option shall be transferable
           -------------------
except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

      (e)  Termination of Employment (General). Unless otherwise determined by
           -----------------------------------
the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

      (f)  Termination of Employment (Retirement). In the event of a
           --------------------------------------
Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; PROVIDED, HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement the Participant is immediately engaged in by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

      (g)  Termination of Employment (Disability or Death). Unless otherwise
           -----------------------------------------------
determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

      (h)  Termination of Employment (Termination for Cause). Unless otherwise
           -------------------------------------------------
determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (i)  Acceleration Upon a Change in Control. Upon a Change in Control, all
           -------------------------------------
Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Option, regardless of whether the Participant is employed or in service with the Bank or the Holding Company.

      (j)  Payment. Payment due to a Participant upon the exercise of an
           -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

      (k)  Disqualifying Dispositions. Each Award Agreement with respect to an
           --------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.

8.    STOCK AWARDS.
      ------------

      The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a)  Grants of the Stock Awards. Stock Awards may only be made in whole
           --------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

      (b)  Terms of the Stock Awards. The Committee shall determine the dates on
           -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

      (c)  Termination of Employment or Service (General). Unless otherwise
           ----------------------------------------------
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

      (d)  Termination of Employment or Service (Retirement). In the event of a
           -------------------------------------------------
Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; PROVIDED, HOWEVER, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

      (e)  Termination of Employment or Service (Disability or Death). Unless
           ----------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

      (f)  Termination of Employment or Service (Termination for Cause). Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

      (g)  Acceleration of Vesting Upon a Change in Control. Upon a Change in
           ------------------------------------------------
Control, all Stock Awards held by a Participant as of the date of the Change in Control shall immediately vest and any further restrictions shall lapse.

      (h)  Issuance of Certificates. Unless otherwise held in Trust and
           ------------------------
registered in the name of the Trustee, the Holding Company shall cause to be issued a stock certificate to each Stock Award recipient, registered in the name of the Stock Award recipient, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Jefferson Bancshares, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Jefferson Bancshares, Inc., 120 Evans Avenue, Morristown, Tennessee."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or the Bank, unless the Committee determines otherwise.

      (i)   Non-Transferability. Except to the extent permitted by the Code, the
            -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

           A. The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

           B. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

           C. If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six
                  (6) months following the date of grant of the Stock Award.

      (j)  Treatment of Dividends. Participants are entitled to receive all cash
           ----------------------
and stock dividends or other distributions declared and paid with respect to shares underlying a Stock Award. The Committee shall determine when the dividends or other distributions will be distributed to Participants.

      (k)  Voting of Stock Awards.  Participants are entitled to vote or to
           ----------------------
direct the Trustee to vote, as the case may be, all shares of Common Stock underlying a Stock Award subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

      (l)  Payment. Payment due to a Participant upon the redemption of a Stock
           -------
Award shall be made in the form of shares of Common Stock.

9.    METHOD OF EXERCISE OF OPTIONS.
      -----------------------------

      Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

10.   RIGHTS OF PARTICIPANTS.
      ----------------------

      No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock.

Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

11.   DESIGNATION OF BENEFICIARY.
      --------------------------

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

12.   DILUTION AND OTHER ADJUSTMENTS.
      ------------------------------

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

      (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company and the Bank.

13.   TAXES.
      -----

      Whenever, under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; PROVIDED, HOWEVER, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

14.   NOTIFICATION UNDER SECTION 83(b).
      --------------------------------

      The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

15.   AMENDMENT OF THE PLAN AND AWARDS.
      --------------------------------

      (a) Except as provided in paragraph (c) of this Section 15, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; PROVIDED, HOWEVER, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

      (b) Except as provided in paragraph (c) of this Section 15, the Committee may amend any Award Agreement, prospectively or retroactively; PROVIDED, HOWEVER, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

      (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

            (i) Allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

            (ii) Allowing the Exercise Price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

16.   EFFECTIVE DATE OF PLAN.
      ----------------------

      The Incentive Plan shall become effective upon shareholder approval.

17.   TERMINATION OF THE PLAN.
      -----------------------

      The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

18.   APPLICABLE LAW.
      --------------

      The Plan will be administered in accordance with the laws of the State of Tennessee.

19.   COMPLIANCE WITH FEDERAL REGULATIONS.
      -----------------------------------

      This Plan will comply with the requirements set forth in 12 CFR 563b-500.

                                                                      APPENDIX B

                           JEFFERSON BANCSHARES, INC.
                       AUDIT/COMPLIANCE COMMITTEE CHARTER

ORGANIZATION

      The primary function of the Audit/Compliance Committee (the "Audit Committee") of the Board of Directors (the "Board") of Jefferson Bancshares, Inc. (the "Company ") is to review: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company's independent accountants; the Company's compliance with legal and regulatory requirements; the independent accountant's qualifications and independence; the performance of the Company's internal audit functions, its independent accountants and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company's auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Comany's annual proxy statement.

        The Audit Committee will be comprised of three or more directors as determined by the Board each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at time of appointment, meaning they must have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The members of the Audit Committee will be elected by the Board on an annual basis.

RESPONSIBILITIES

      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

1. Provide an open avenue of communication between management, the independent auditor, internal audit department and the Board.

2. Meet four times per year or more frequently as circumstances may require. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance.

3. The Audit Committee shall meet with the independent auditors and management at least quarterly to review the Company's financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

4.    Keep written minutes shall for all meetings.

5. Review with the independent auditor and internal audit department the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

6. Review all significant risks or exposures to the Company found during audits performed by the independent auditor and internal audit department and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

7. Review recommendations from the independent auditor and internal auditing department regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

8. Following each meeting of the Audit Committee, the chairman of the committee will submit a record of the meeting to the Board including any recommendations that the Committee may deem appropriate.

9. Ensure that the independent auditor discusses with the Audit Committee their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

10. Review the Company's audited annual financial statements and the independent auditor's opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

11. Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to shareholders.

12. Review with management, the independent auditor, internal audit department and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

13. Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

14. Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

15. Select the independent auditor, considering independence and effectiveness, and be ultimately responsible for their compensation, retention and oversight (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the audit committee. The Audit Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor's professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

16.   Review the performance of the independent auditor.

17. Review the activities, organizational structure and qualifications of the internal audit department. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the manager of the internal audit department.

18. Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties. In connection therewith, the Audit Committee shall be provided appropriate funding, as determined by the Audit Committee, for payment to such counsel and other advisors. In addition, the Audit Committee shall be provided funding for ordinary administrative expenses of the Audit Committee.

19. Have in place procedures for (1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20. Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

21. Set clear hiring policies for hiring employees or former employees of the independent auditors.

22.   Review and approve all related-party transactions.

      In addition to the responsibilities presented above, the Audit Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities that the Committee has. Further, the Committee will disclose in each annual proxy statement to it's shareholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will disclose a copy of the Charter triennially either in the annual report to shareholders or proxy statement.

Adopted October 23, 2003.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                           JEFFERSON BANCSHARES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JANUARY 8, 2004
                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                  OF DIRECTORS

The undersigned hereby appoints Dr. Jack E. Campbell and H. Scott Reams, each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Jefferson Bancshares, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders, to be held on January 8, 2004 at 2:00 p.m. local time, in the Independence Room of Jefferson Federal Bank at 120 Evans Avenue, Morristown, Tennessee and at any and all adjournments thereof, as indicated on this proxy card.


1.  The election as directors of all nominees              VOTE
    listed (except as marked to the contrary     FOR      WITHHELD    EXCEPTIONS
    below).                                      /_/        /_/          /_/

    DR. TERRY M. BRIMER, H. SCOTT REAMS, WILLIAM T. HALE, JOHN MCCRAY, JR., DR. JACK E. CAMPBELL, ANDERSON L. SMITH AND WILLIAM F. YOUNG

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

                                                FOR        AGAINST     ABSTAIN
2.  The approval of the Jefferson Bancshares,   /_/         /_/          /_/
    Inc. 2004 Stock-Based Incentive Plan.

                                                FOR        AGAINST     ABSTAIN
3.  The ratification of the appointment of      /_/          /_/         /_/
    Craine, Thompson & Jones, P.C. as
    independent auditors of Jefferson
    Bancshares, Inc. for the year ending June 30, 2004.

                  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                              PROPOSALS 1, 2 AND 3.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS LISTED. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

                                    ------------------------------------
Please be sure to sign and date     Date
this Proxy in the box below.
------------------------------------------------------------------------

------------------------------------------------------------------------


    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.
                           JEFFERSON BANCSHARES, INC.

--------------------------------------------------------------------------------
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
   The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of annual meeting of shareholders and of a proxy statement and of the annual report to shareholders.
   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.
--------------------------------------------------------------------------------
            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.




-----------------------------------------------

-----------------------------------------------

                        Jefferson Federal Bank Letterhead




Dear ESOP Participant:

      On behalf of the Board of Directors, I am forwarding to you a BLUE vote authorization form and a Notice and Proxy Statement for the Annual Meeting of Shareholders of Jefferson Bancshares, Inc. to be held on January 8, 2004. As an ESOP participant you are entitled to instruct Eastern Bank (the "ESOP Trustee") how to vote the shares of Jefferson Bancshares, Inc. common stock ("Common Stock") allocated to your account in the ESOP. As of November 13, 2003, the record date for shareholders entitled to vote at the Annual Meeting, no shares of Common Stock held in the ESOP Trust had been allocated to participants' accounts. However, for the sole purpose of providing the ESOP Trustee with voting instructions, you will be deemed to have one share of Common Stock allocated to your account. To direct the ESOP Trustee how to vote the share of Common Stock deemed allocated to your ESOP account, please complete and sign the enclosed BLUE vote authorization form and return it in the enclosed postage-paid envelope no later than December 31, 2003. The unallocated shares of Common Stock held in the ESOP Trust and the shares for which timely instructions are not received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants regarding the shares of Common Stock deemed allocated to their accounts, subject to the Employee Retirement Income Security Act of 1974.

      Your vote will not be revealed, directly or indirectly, to any officer, employee or director of Jefferson Bancshares, Inc. or Jefferson Federal Bank.

                              Sincerely,

                              /s/ Anderson L. Smith

                              Anderson L. Smith
                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:____________________
Shares: 1 share

                            VOTE AUTHORIZATION FORM

      I understand that Eastern Bank, the ESOP Trustee, is the holder of record and custodian of all shares of Jefferson Bancshares, Inc. (the "Company") common stock under the Jefferson Federal Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on January 8, 2004.

      You are to vote my share as follows:

(1) The election as directors of all nominees listed (except as marked to the contrary below).

     Dr. Terry M. Brimer, H. Scott Reams, William T. Hale, John F. McCrary, Jr., Dr. Jack E. Campbell, Anderson L. Smith and William F. Young

                                   VOTE
                  FOR            WITHHELD        EXCEPTIONS
                  ---            --------        ----------

                  /_/              /_/              /_/

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

(2) The approval of the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan.


                  FOR            AGAINST         ABSTAIN
                  ---            -------         -------

                  /_/             /_/              /_/

(3) The ratification of the appointment of Craine, Thompson & Jones, P.C. as independent auditors of Jefferson Bancshares, Inc. for the year ending June 30, 2004.


                   FOR           AGAINST         ABSTAIN
                  ---            -------         -------

                  /_/             /_/              /_/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

      The ESOP Trustee is hereby authorized to vote the share deemed allocated to me in its trust capacity as indicated above.

      -------------------------         ----------------------------
               Date                             Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN DECEMBER 31, 2003.

                        Jefferson Federal Bank Letterhead

Dear 401(k) Plan Participant:

      On behalf of the Board of Directors, I am forwarding to you a GREEN vote authorization form and a Notice and Proxy Statement for the Annual Meeting of Shareholders of Jefferson Bancshares, Inc. to be held on January 8, 2004. As a holder of Jefferson Bancshares, Inc. common stock under the Jefferson Federal Bank Employees' Savings & Profit Sharing Plan and Trust (the "401(k) Plan"), you are entitled to direct the Bank of New York (the "Stock Fund Trustee") how to vote the shares of Jefferson Bancshares, Inc. common stock ("Common Stock") credited to your account as of November 13, 2003, the record date for shareholders entitled to vote at the Annual Meeting. To do so, please complete and sign the enclosed GREEN vote authorization form and return it in the accompanying postage-paid envelope by December 31, 2003.

      The Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions received from participants regarding shares of Common Stock credited to their 401(k) Plan accounts.

      Your vote will not be revealed, directly or indirectly, to any officer, employee or director of Jefferson Bancshares, Inc. or Jefferson Federal Bank.

                              Sincerely,

                              /s/ Anderson L. Smith

                              Anderson L. Smith
                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

Name:
      ------------------------
Shares:
       -----------------------


                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that the Bank of New York, the Stock Fund Trustee, is the holder of record and custodian of all shares of Jefferson Bancshares, Inc. (the "Company") common stock credited to me under the Jefferson Federal Bank 401(k) Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on January 8, 2004.

      You are to vote my shares as follows:

(1) The election as directors of all nominees listed (except as marked to the contrary below).

     Dr. Terry M. Brimer, H. Scott Reams, William T. Hale, John F. McCrary, Jr., Dr. Jack E. Campbell, Anderson L. Smith and William F. Young

                                   VOTE
                  FOR            WITHHELD        EXCEPTIONS
                  ---            --------        ----------

                  /_/              /_/              /_/


INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

(2) The approval of the Jefferson Bancshares, Inc. 2004 Stock-Based Incentive Plan.

                  FOR            AGAINST         ABSTAIN
                  ---            -------         -------

                  /_/             /_/              /_/

(3) The ratification of the appointment of Craine, Thompson & Jones, P.C. as independent auditors of Jefferson Bancshares, Inc. for the year ending June 30, 2004.

                  FOR            AGAINST         ABSTAIN
                  ---            -------         -------

                  /_/             /_/              /_/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

      The Stock Fund Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.


      -------------------------         ----------------------------
               Date                             Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN DECEMBER 31, 2003.